                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                  FRMO CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                   FRMO CORP.


                    Notice of Annual Meeting of Shareholders
                                  July 19, 2001
                                 3 PM Local Time


Dear Fellow Shareholder:

         You are cordially invited to attend FRMO Corp's Annual Shareholders' Meeting, which will be held on Thursday, July 19, 2001 at 3:00 PM at the 25th floor conference room, 99 Park Avenue (at 40th Street), New York, NY 10016. The meeting is being held for the following purposes:

         1. To elect a Board of Directions to hold office until the next Annual Meeting of Shareholders or until their respective successors have been elected or appointed.

         2. To transact such other business as may properly come before the annual meeting or any adjournment of the meeting.

         These items are more fully described in the following pages, which are made part of this notice. Only shareholders of record on the books of the Company at the close of business on June 11, 2001 will be entitled to vote at the annual meeting.

         PLEASE ASSIST THE COMPANY AND ENSURE THAT YOUR VOTE IS RECORDED, BY SIGNING AND RETURNING YOUR PROXY AS SOON AS POSSIBLE EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU DO ATTEND, YOU MAY VOTE IN PERSON AND THE PROXY WILL BE SUPERSEDED BY THE VOTE YOU CAST AT THE MEETING.





                                                      Lester Tanner, Secretary
                                                      For the Board of Directors


New Rochelle, NY
June 20, 2001

                                   FRMO CORP.
                                271 NORTH AVENUE
                             NEW ROCHELLE, NY 10801



                                 PROXY STATEMENT



                         ANNUAL MEETING OF SHAREHOLDERS




                                                                   June 20, 2001


         This Proxy Statement is being furnished to the Shareholders (the "Shareholders") of FRMO Corp. a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held on July 19, 2001 and at any adjournments thereof.


         At the Meeting, Shareholders will be asked:


         1.       To elect seven directors,

         2. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.


         June 11, 2001 is the record date (the "Record Date") for the determination of the holders of the Company's common shares, par value $.001 per share (the "Common Shares") entitled to notice of and to vote at the Meeting. Each such Shareholder will be entitled to one vote for each Common Share held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing. At the close of business on June 11, 2001, there were 36,080,003 Common Shares entitled to vote.

         This Proxy Statement and the accompanying form of proxy are first being sent to holders of the Common Shares on or about June 20, 2001.

                              AVAILABLE INFORMATION



         The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's regional offices at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and Seven World Trade Center, 13th Floor, New York, New York 10048. Copies of such material can also be obtained at prescribed rates by writing to the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Such information may also be accessed electronically by means of the Commissions's home page on the Internet (http://www.sec.gov.).




                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE



         The following documents filed by the Company (File No. 0-29346) with the Commission are incorporated by reference into this Proxy Statement:


                  The Company's Annual Report (Form 10-K) for the fiscal year ended February 28, 2001 which is a part of the Annual Report sent to Shareholders with this Proxy Statement.


         All documents and reports subsequently filed by the Company pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the date of the Meeting shall be deemed to be incorporated by reference in this Proxy Statement and to be a part hereof from the date of filing of such documents or reports.

                                   THE MEETING



DATE, TIME AND PLACE


         The Meeting will be held on Thursday, July 19, 2001 at 3:00 P.M., local time, at the 25th floor conference room, 99 Park Avenue (at 40th Street), New York, New York 10016.



MATTERS TO BE CONSIDERED


         At the Meeting, Shareholders will be asked to elect seven directors. The Board of Directors knows of no matters that are to be brought before the Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.



RECORD DATE; SHARES OUTSTANDING AND ENTITLED TO VOTE


         Shareholders as of the Record Date (i.e., the close of business on June 11, 2001) are entitled to notice of and to vote at the Meeting. As of the Record Date, there were 36,080,003 Common Shares outstanding and entitled to vote, with each share entitled to one vote.



REQUIRED VOTES


         Under Delaware law, the affirmative vote of the holders of a plurality of the Common Shares voted at the Meeting is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee (including broker non-votes) will not be counted toward such nominee's achievement of a plurality.


VOTING AND REVOCATION OF PROXIES

         Shareholders are requested to complete, date, sign and promptly return the accompanying form of proxy in the enclosed envelope. Common Shares represented by properly executed proxies received by the Company and not revoked will be voted in accordance with the specifications, if any, made in the proxy. If not otherwise specified in the proxy, the shares will be voted for election of each nominee for director named herein.


         If any other matters are properly presented at the Meeting for consideration, including among other things, consideration of a motion to adjourn the Meeting to another time and/or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.


         Any proxy signed and returned by a Shareholder may be revoked at any time before it is voted by filing with the Secretary of the Company, at the address of the Company set forth herein, written notice of such revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.



PROXY SOLICITATION

         The Company will bear the costs of solicitation of proxies for the Meeting. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies from Shareholders by telephone, telegram, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation, but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of Common Shares held of record by them, and such custodians will be reimbursed for their reasonable expenses.




                        MARKET PRICES AND DIVIDEND POLICY


         The Common Shares of the Company are traded on the NASDAQ Bulletin Board under the symbol FRMO. On January 23, 2001 the Company's former subsidiary, MFC Development Corp., was spun off to FRMO's shareholders and it trades under the symbol MFCD on the NASDAQ Bulletin Board. See page 10 for market prices of the Company's Common Stock. The Company has never paid a cash dividend on its Common Stock and there is no present intention to declare a cash dividend in the future.

                              ELECTION OF DIRECTORS

         Seven directors will be elected at this year's annual meeting. Each director will serve until the next annual meeting or until he is succeeded by another qualified director who has been elected. We will vote your shares as you specify when providing your proxy. If you do not specify how you want your shares voted when you provide your proxy, we will vote them for the election of all the nominees listed below. The Board of Directors recommends a vote FOR the nominees set forth below, each of whom was first elected to the new FRMO Corp. after the spin-off and recapitalization on January 23, 2001. The following information about the nominees was provided by the nominees.

MURRAY STAHL:              Age 47. Mr. Stahl is Chairman of the Board and Chief
                           Executive Officer of the Company. He co-founded
                           Horizon Research Group, a subsidiary of Horizon Asset
                           Management, Inc., in 1995 and is currently the Portfolio Manager of The New Paradigm Fund. Prior to
                           1995 Mr. Stahl was with Bankers Trust Company for 16 years as a portfolio manager and research analyst.

STEVEN BREGMAN:            Age 42. Mr. Bregman is President and Chief Operating
                           Officer of the Company. He co-founded Horizon
                           Research Group in 1995 and is currently the Portfolio
                           Manager of The Middle East Growth Fund. Prior to 1995
                           Mr. Bregman was with Bankers Trust for 9 years, where he was an Investment Officer in the Bank's Private
                           Clients Group.

PETER DOYLE:               Age 39. Mr. Doyle is a co-founder of Horizon Research
                           Group and also Kinetics Asset Management, Inc. in
                           1996 where he is Chief Investment Strategist for the Kinetics family of mutual funds. Prior to 1996 Mr.
                           Doyle was with Bankers Trust Company for 9 years, where he was an Investment Officer. .

LAWRENCE J. GOLDSTEIN:     Age 65. Mr. Goldstein is the General Partner of Santa
                           Monica Partners, L.P.,a private investment fund, he founded in 1982. Prior thereto he was First Vice
                           President of Drexel Burnham Lambert and a General
                           Partner (Security Analyst and Fund Manager) of its predecessor Burnham & Company for 23 years. He is a director of Starstruck, Ltd. (ASE: KAP) since 1984.

ALLAN KORNFELD:            Age 63. Mr. Kornfeld is currently an Independent
                           Consultant on financial matters and a Director at M &
                           A London, LLC of New York City which provides corporate development services to mid-range public and private companies. He is a certified public accountant and attorney. He was an accountant and audit partner at Ernst & Young from 1960-1975, a comptroller, Vice President and Senior Vice President of Ametek, Inc. (NYSE) from 1975-1986 and then Chief
                           Financial Officer and Executive Vice President of
                           Ametek from 1986-1994. Mr. Kornfeld is currently a director of MFC Development Corp.

DAVID MICHAEL:             Age 63. Mr. Michael is President of David Michael &
                           Co., P.C., Certified Public Accountants. He has been a certified public accountant practicing as a partner in independent public accounting firms for more than 25 years and as the President of David Michael & Co.,
                           P.C. since 1983. He is a director of the Del Global
                           Technologies Corp (NASDAQ : DGTC) since 1986 and MFC
                           Development Corp.

LESTER TANNER:             Age 77. Mr. Tanner is President and a director of MFC
                           Development Corp. Prior to August 1, 2000 he practiced law as a partner in his law firm for more than 30 years with a concentration in corporate, real estate and financial matters. He is Secretary of the Company.

                  INFORMATION CONCERNING THE BOARD OF DIRECTORS
                              AND BOARD COMMITTEES


SHAREHOLDER NOMINATIONS

         A Shareholder entitled to vote in the election of directors may nominate one or more persons for election as directors at the meeting if written notice of such Shareholder's intent to make such nomination has been given to the Company, not less than five days prior to the meeting date. Such notice shall set forth the name and address of the Shareholder and his or her nominee, a representation that the Shareholder is entitled to vote at such meeting and intends to nominate such person, a description of all arrangements or understandings between the Shareholder and each nominee, such other information as would be required to be included in a proxy statement soliciting proxies for the election of such Shareholder's nominee, and the consent of each nominee to serve as a director of the Company if so elected. The Company may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director of the Company.



MEETINGS AND COMMITTEES

         Since January 23, 2001, the Board of Directors held two meetings at which all directors were present. The Board of Directors has a standing Executive Committee, Audit Committee and Compensation Committee.

         The Executive Committee exercises the authority of the Board of Directors in the management of the business of the Company at such times as the full Board of Directors is unavailable. The Executive Committee, which met once since January 23, 2001, currently consists of Messrs. Bregman (Chair), Stahl and Doyle.

         The Audit Committee met twice since January 23, 2001 and currently consists of Messrs. Michael (Chair), Kornfeld and Tanner. The Report of the Audit Committee is included in this Proxy Statement.

         The Compensation Committee reviews the compensation, benefits and stock options for the Company's executive and key personnel and makes recommendations to the Board of Directors. The Compensation Committee which has held no meetings currently consists of Messrs. Stahl (Chair), Bregman and Goldstein.

                  PRESENT BENEFICIAL OWNERSHIP OF COMMON SHARES

         The table below is as of May 12, 2001 and shows the beneficial ownership of the Company's Common Shares by (i) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the outstanding Common Shares (the Company's only class of voting securities), (ii) each executive officer and director and (iii) all executive officers and directors of the Company as a group.

NAME                                                          POSITION                   SHARES         PERCENT
----                                                          --------                   ------         -------
Murray Stahl(a)(c)                                    Chairman, CEO, Director          6,693,120         18.6%

Steven Bregman(a)(c)                                  President, COO, Director         6,693,120         18.6%

Peter Doyle(a)(d)                                     Vice President, Director         3,640,320         10.1%

Lester Tanner(a)(b)                                   Secretary, Director              3,945,790         10.9%

Victor Brodsky (c)                                    Treasurer, CFO                      22,400           --

Lawrence J. Goldstein (a)(d)                          Director                         1,800,000          5.0%

Allan Kornfeld(d)                                     Director                             1,000           --

David Michael(d)                                      Director                            10,000           --

John Meditz(a)(b)                                                           --         6,693,120         18.6%

Thomas C. Ewing(a)(d)                                                       --         3,453,120          9.6%

FRMO Control Group and all executive
officers and directors as a group (10 persons)                                        34,659,193         96.1%

------------------
         (a) The FRMO Control Group owns 34,545,790 shares consisting of the 32,918,590 shares owned by Messrs. Stahl, Bregman, Doyle, Tanner, Goldstein, Meditz and Ewing shown above; 1,146,240 shares owned by Catherine Bradford and 480,960 shares owned by Katherine Ewing. Messrs. Brodsky, Kornfeld and Michael together own 33,400 shares. Horizon Research Group, an affiliate of the Chairman and President of the Company, owns 80,003 shares which are included above in the total of 34,659,193 shares.

         (b) Includes shares owned by entities managed by Lester Tanner which are owned by him, his children and his wife. His address is 271 North Avenue, New Rochelle, NY 10801.

         (c) The address of Messrs. Stahl, Bregman and Brodsky at the Company is 271 North Avenue, New Rochelle, NY 10801.

         (d) The address of Messrs. Doyle, Meditz and Ewing is 342 Madison Avenue, New York, NY 10017. Address for other persons are: Lawrence J. Goldstein 1865 Palmer Avenue, Larchmont, N.Y. 10538; Allan Kornfeld 5 Patterson Place, Newtown Square, PA 19073; David Michael 7 Penn Plaza, New York, NY 10001. Mr. Goldstein is the General Partner of Santa Monica Partners, LP, a private fund which owns 218,000 shares of the Company.

                             EXECUTIVE COMPENSATION

         The Company has not paid any compensation to any officer in the fiscal year ended February 28, 2001 and does not expect to pay any compensation to any officer in the current fiscal year.


COMPENSATION POLICY

         The Company's compensation for any officer after February 28, 2002 is expected to consist of a base salary and annual bonus compensation. Salary and bonus payments will be discretionary with the Board of Directors and will be designed to reward current and past performance.

         The Company's policy will emphasize performance-based compensation. Accordingly, a significant percentage of annual compensation may consist of bonus compensation. This ensures that compensation reflects the individual's specific contributions to the success of the Company. Bonus compensation is determined on the basis of the directors' subjective assessment of an executive's performance and not on any specific formula.

         The Company may issue stock options to officers or directors who do not own as much as one percent of the Company's outstanding stock. Stock options are designed to provide strong incentive for superior long-term performance and are directly linked to shareholders' interests because the value of the awards will increase or decrease based upon the future price of the Common Shares. The Company may also adopt a Stock Option Plan designed to secure the services of persons capable of filling key management positions. The amount of stock options awarded will not be based on any specific formula, but rather on a subjective assessment of the person's performance by the Board of Directors.

         The Company believes that, as it grows, its compensation program will enable it to attract, motivate and retain senior management by providing a competitive total compensation opportunity based on performance.


COMPENSATION OF DIRECTORS

         The Company has not paid compensation to any director in the fiscal year ended February 28, 2001 and has made no arrangement to pay directors' fees in the current fiscal year. Only Allan Kornfeld and David Michael, among the present directors, will be eligible to receive stock options under the Company's policy of not granting options to any officer or director who already owns as much as 1% of the Company's outstanding stock.

INDEMNIFICATION

         The Company maintains an indemnification insurance policy covering all directors and officers of the Company and its named subsidiaries. No claims have been made and no payments were received under the Company's indemnification insurance.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company's new start on January 23, 2001 and its recapitalization by the purchase of 34,200,000 shares of common stock by the FRMO Control Group, defined above at page 7, on January 23, 2001 are described in the accompanying Annual Report (Form 10-K) for the fiscal year ended February 28, 2001 (the "Annual Report") at pages 1-3 thereof.

         In January 2001 the Company signed a consulting agreement with Lawrence
J. Goldstein, the manager of the Santa Monica Partners, L.P., whereby he will pay $21,600 per year to the Company for access to consultations with the Company's personnel designated by Murray Stahl and Steven Bregman. Mr. Goldstein is a director and shareholder of the Company.

         In March 2001 the Company acquired the research service fees that Horizon Research Group was entitled to receive from The New Paradigm Fund in exchange for 80,003 shares of the Company's Common Stock. In May 2001 the Company acquired the research service fees that Horizon Research Group was entitled to receive from The Middle East Growth Fund in exchange for 3,456 shares of the Company's common stock. Murray Stahl, Steven Bregman and Peter Doyle, officers, directors and the shareholders of the Company, are shareholders of the corporation which owns the Horizon Research Group. See page 5 of the Annual Report.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers, directors and greater than 10% beneficial shareholders, the Company believes that since the effective date of the Company's Registration Statement Pursuant to Section 12(g) of The Securities Exchange Act of 1934, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis.

                             SHAREHOLDER INFORMATION

         The Company's common stock has traded on the NASDAQ Bulletin Board (symbol FRMO) for only a few months since the spin-off on January 23, 2001. Between January 23, 2001 and May 21, 2001 the high bid price was $1.20 per share and the low bid price was $0.75 per share. On May 21, 2001 the high bid was $1.20 per share and the low price at which the stock was offered on NASDAQ BB was $1.30 per share.



                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee is comprised solely of independent directors and operates under a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Exhibit A. The Committee reviews and assesses the adequacy of its charter on an annual basis. As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Holtz Rubenstein & Co., LLP, the company's independent auditing firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

         The Audit Committee's functions are not intended to duplicate the activities of management and the independent auditor. The Committee serves a board-level oversight role, in which it provides advice and direction to management and the auditors on the basis of the information it receives and the experience of the Committee's members in business, financial and accounting matters. Among other matters, the Audit Committee monitors the performance of the Company's auditors, including the audit scope and auditor independence. The Audit Committee and the Board have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor.

         The Committee has reviewed and discussed the consolidated financial statements with management and the independent auditor. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Company's independent auditor provided the Committee with the disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Committee discussed with the independent auditor that firm's independence.

         Following the Committee's discussions with management and the independent auditor, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report on Form 10-K for the year ended February 28, 2001. A representative of Holtz Rubenstein & Co., LLP will be present at the Annual Meeting and will be available to respond to appropriate questions and to make such statements as the representative may desire.

AUDIT COMMITTEE: DAVID MICHAEL (CHAIR), ALLAN KORNFELD, LESTER TANNER.





                                  ANNUAL REPORT

         A copy of the Company's Annual Report to Shareholders for the fiscal year ended February 28, 2001 is being furnished to Shareholders concurrently herewith.




                            PROPOSALS BY SHAREHOLDERS

         Proposals that Shareholders wish to include in the Company's Proxy Statement and form of proxy for presentation at the Company's 2002 Annual Meeting of Shareholders, presently scheduled to be held on July 18, 2002, must be received by the Company at 271 North Avenue, New Rochelle, NY 10801, Attention of Lester Tanner, Secretary, no later than March 26, 2002.






June 20, 2001                              By Order of the Board of Directors


                                           Murray Stahl
                                           Chairman and Chief Executive Officer


                                           Steve Bregman
                                           President and Chief Operating Officer

                                                                       EXHIBIT A

                                   FRMO CORP.

                            AUDIT COMMITTEE CHARTER


ROLE AND INDEPENDENCE

The audit committee of the Board of Directors assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Corporation and other such duties as directed by the Board. The membership of the Committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment, and shall meet the director independence requirements for serving on audit committees as set forth in the corporate governance standards of the NASDAQ. The Committee is expected to maintain free and open communication, including private executive sessions at least annually, with the Corporation's independent accountants and the management of the Corporation. In discharging this oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.

The Board of Directors shall appoint one member of the Audit Committee as Chairperson. He or she shall be responsible for leadership of the Committee, including preparing the agenda, presiding over the meetings, making the Committee assignments and reporting to the Board of Directors. The Chairperson will also maintain regular liaison with the Corporation's Chief Executive Officer, Chief Financial Officer and the lead independent audit partner of the Corporation's independent accountants.

RESPONSIBILITIES

The Audit Committee's primary responsibilities include:

     * Recommending to the Board the independent accountant to be selected or retained to audit the financial statements of the Corporation. In so doing, the Committee will request from the auditor a written affirmation that the auditor is in fact independent, discuss with the auditor any relationships that may impact the auditor's independence, and recommend to the Board any actions necessary to oversee the auditor's independence.

     * Overseeing the independent auditor relationship by discussing with the auditor the nature and rigor of the audit process, receiving the reviewing audit reports, and providing the auditor full access to the Committee and the Board to report on any and all appropriate matters.

* Reviewing the audited financial statements and discussing them with management and the independent auditor. These discussions shall include consideration of the quality of the Corporation's accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments, whether or not recorded, and such other inquiries as may be appropriate. Based on the review, the Committee shall make its recommendation to the Board as to the inclusion of the Corporation's report on Form 10-K.

* Reviewing with management and the independent auditor quarterly financial information prior to the Corporation's filing of Form 10-Q. This review may be performed by the Committee or its Chairperson.

* Discussing with management the status of pending litigation, taxation matters and other areas of oversight to the legal and compliance area as may be appropriate.

* Reporting Audit Committee activities to the full Board and issuing annually a report to be included in the proxy statement, including appropriate oversight conclusions, for submission to the shareholders.

REVISIONS TO CHARTER

This Charter shall be reviewed, updated and approved annually by the Board of Directors.

                                REVOCABLE PROXY
                                   FRMO CORP.


[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE


THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS

     Revoking any such prior appointment, the undersigned hereby appoints Murray Stahl, Steven Bregman and Lester Tanner, and each of them, attorneys and agents, with power of substitution to vote as Proxy for the undersigned as herein stated, at the Annual Meeting of Shareholders of FRMO Corp. (the "Company") to be held at the 25th floor conference room, 99 Park Avenue (at 40th Street), New York, New York 10016 on Thursday, July 19, 2001 at 3:00 P.M., and at any adjournment thereof, with respect to the number of shares the undersigned would be entitled to vote if personally present.

1. Election of Directors                                       WITH-     FOR ALL
   To elect the nominees listed below:               FOR       HOLD      EXCEPT
                                                     [ ]       [ ]         [ ]
   Murray Stahl, Steven Bregman,
   Peter Doyle, Lawrence J. Goldstein,
   Allan Kornfeld, David Michael and Lester Tanner

     INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

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The Board of Directors recommends a vote FOR the election of nominees named above.

     THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED AND IN THE DISCRETION OF THE NAMED ATTORNEYS AND AGENTS ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

     Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     The shareholder(s) hereby acknowledge(s) receipt of a copy of the Proxy Statement relating to such Annual Meeting.


Please be sure to sign and date         Date
this Proxy in the box below.                 --------------------------
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-------------Shareholder sign above   Co-holder (if any) sign above-------------



- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.



                                   FRMO CORP.

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                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
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IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED
BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


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